Exhibit 99.2
SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
CONTENTS

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION	1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2008	2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED JUNE 30, 2008	4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2007	5

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION	6

Sunair Services Corporation
Unaudited Pro Forma Condensed Consolidated Financial Information
Basis of Presentation
The following unaudited pro forma condensed consolidated financial information give effect to the sale (the “Transaction”) of 100% of the issued and outstanding capital stock of Telecom FM Limited, a wholly owned subsidiary, of Sunair Services Corporation, a Florida corporation (the “Seller”) to Telecom FM Holdings Limited (the “Purchaser”) for a purchase price of $3,613,583. Cash proceeds consisted of $3,400,000, net of estimated transaction costs of $213,583.
The following presents the Company’s unaudited pro forma condensed consolidated financial information as of June 30, 2008 and for the nine months ended June 30, 2008 and for the fiscal year ended September 30, 2007. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 gives effect to the Transaction as if it had occurred on June 30, 2008. The unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 2008 and for the fiscal year ended September 30, 2007 gives effect to the Transaction as if it had occurred as of the beginning of each respective period.
The unaudited pro forma condensed consolidated financial information should be read together with the Company’s consolidated financial statements as of September 30, 2007, including the notes thereto, included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 as well as the unaudited condensed consolidated financial information as of June 30, 2008, including the notes thereto, included in the Company’s Quarterly Report on Form 10-Q for the nine months ended June 30, 2008.
The pro forma financial information is for informational purposes only and does not purport to present what the Company’s results would actually have been had these transactions actually occurred on the dates presented or to project the Company’s results of operations or financial position for any future period.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION — BALANCE SHEET
AS OF JUNE 30, 2008

	Sunair Services		Pro Forma		Pro Forma
	Corporation	Disposition (2)	Adjustments	Notes	Information

ASSETS

CURRENT ASSETS:

Cash and cash equivalents	$2,122,853	$(736,422)	$3,400,000	1	$1,386,431
			(3,400,000)	3
Accounts receivable, net	5,813,628	(2,896,426)			2,917,202
Inventories, net	2,289,498	(965,419)			1,324,079
Prepaid and other current assets	2,185,475	(107,351)			2,078,124

Total Current Assets	12,411,454	(4,705,618)	—		7,705,836

PROPERTY, PLANT, AND EQUIPMENT, net	2,061,151	(34,417)	—		2,026,734

OTHER ASSETS

Note receivable	2,000,000				2,000,000
Software costs, net	231,575	(231,575)			—
Customer list, net	8,387,804				8,387,804
Goodwill	62,112,528				62,112,528
Other assets	472,537				472,537

Total Other Assets	73,204,444	(231,575)	—		72,972,869

TOTAL ASSETS	$87,677,049	$(4,971,610)	—		$82,705,439

See accompanying notes to the unaudited pro forma condensed consolidated financial information

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION — BALANCE SHEET
AS OF JUNE 30, 2008

	Sunair Services		Pro Forma		Pro Forma
	Corporation	Disposition (2)	Adjustments	Notes	Information
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:

Accounts payable	$3,438,362	$(947,985)			$2,490,377
Accrued expenses	3,663,847	(720,876)			2,942,971
Unearned revenues	1,015,039				1,015,039
Customer deposits	3,541,632				3,541,632
Notes payable and capital leases, current portion	2,322,899				2,322,899

Total Current Liabilities	13,981,779	(1,668,861)	—		12,312,918

LONG TERM LIABILITIES:

Notes payable and capital leases, net of current portion	3,870,970				3,870,970
Note payable -related party	5,000,000				5,000,000
Revolving line of credit	9,600,000		(3,400,000)	3	6,200,000
Intercompany note payable	—	(1,213,583)	1,213,583	3	—

Total Long Term Liabilities	18,470,970	(1,213,583)	(2,186,417)		15,070,970

TOTAL LIABILITIES	32,452,749	(2,882,444)	(2,186,417)		27,383,888

COMMITMENTS & CONTINGENCIES

STOCKHOLDERS’ EQUITY:

Preferred stock, no par value, 8,000,000 shares authorized, none issued and outstanding	—	—	—		—
Common stock, $.10 par value, 100,000,000 shares authorized, 13,091,088 shares issued and outstanding at June 30, 2008	1,309,110	(1,802)			1,307,308
Additional paid-in capital	52,763,676				52,763,676
Retained earnings	1,113,475	(2,049,325)	2,186,417	3	1,250,567

Accumulated other comprehensive gain — cumulative translation adjustment	38,039	(38,039)			—

Total Stockholders’ Equity	55,224,300	(2,089,166)	2,186,417		55,321,551

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$87,677,049	$(4,971,610)	$—		$82,705,439

See accompanying notes to the unaudited pro forma condensed consolidated financial information

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION — STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED JUNE 30, 2008

	Sunair Services		Pro Forma		Pro Forma
	Corporation	Disposition (2)	Adjustments	Notes	Information

SALES	$51,425,032	$(9,193,230)			$42,231,802

COST OF SALES	20,118,346	(4,155,167)			15,963,179

GROSS PROFIT	31,306,686	(5,038,063)			26,268,623

SELLING AND ADMINISTRATIVE EXPENSES	33,767,074	(4,135,048)			29,632,026

LOSS FROM CONTINUING OPERATIONS	(2,460,388)	(903,015)			(3,363,403)

OTHER INCOME (EXPENSES):
Interest income	148,193	(20,680)			127,513
Interest expense	(1,118,172)	3,093	187,425	3	(927,654)
Gain on disposal of assets	5,069				5,069
Other income	—				—

Total Other Income (Expenses)	(964,910)	(17,587)	187,425		(795,072)

LOSS FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(3,425,298)	(920,602)	187,425		(4,158,475)

INCOME TAX (PROVISION) BENEFIT	(46,234)	46,234	—	4	—

NET LOSS	(3,471,532)	(874,368)	187,425		(4,158,475)

BASIC AND DILUTED LOSS PER SHARE	$(0.27)				$(0.32)

BASIC AND DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	13,091,088				13,091,088

See accompanying notes to the unaudited pro forma condensed consolidated financial information

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION — STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2007

	Sunair Services		Pro Forma		Pro Forma
	Corporation	Disposition (5)	Adjustments	Notes	Information

SALES	$64,073,389	$(11,634,300)			$52,439,089

COST OF SALES	24,843,285	(5,557,335)			19,285,950

GROSS PROFIT	39,230,104	(6,076,965)			33,153,139

SELLING AND ADMINISTRATIVE EXPENSES	41,680,733	(5,231,435)			36,449,298

LOSS FROM CONTINUING OPERATIONS	(2,450,629)	(845,530)			(3,296,159)

OTHER INCOME (EXPENSES):
Interest income	227,250	(24,970)			202,280
Interest expense	(1,229,066)	4,232	274,720	6	(950,114)
Impairment loss					—
Gain on disposal of assets	27,896				27,896
Other income					—

Total Other Income (Expenses)	(973,920)	(20,738)	274,720		(719,938)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(3,424,549)	(866,268)	274,720		(4,016,097)

INCOME TAX PROVISION	(337,065)		—	7	(337,065)

LOSS FROM CONTINUING OPERATIONS	(3,761,614)	(866,268)	274,720		(4,353,162)

BASIC AND DILUTED LOSS PER SHARE:
CONTINUING OPERATIONS	$(0.29)				$(0.33)

BASIC AND DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	13,066,429				13,066,429

See accompanying notes to the unaudited pro forma condensed consolidated financial information

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Pro Forma Financial Statements — June 30, 2008
1.	Reflects the net proceeds from the sale of all the outstanding common stock of Telecom FM Limited, a wholly owned subsidiary of Sunair Services Corporation (the “Company”). The sales proceeds, net of estimated transaction costs totaled $3,400,000 in cash.

2.	Reflects the elimination of the assets, liabilities, revenues, expenses and income tax effect for the nine month period ended June 30, 2008 providing Pro Forma Information as if the effects of the sale had transpired at October 1, 2007.

3.	Reflects the utilization of the cash proceeds of $3,400,000 to pay down the revolving line of credit as of October 1, 2007 resulting in a decrease in interest expense of $187,425 for the nine months ended June 30, 2008. The interest savings were calculated utilizing the historical average revolving line of credit rate for the nine months ended June 30, 2008 of 7.35%.

4.	Reflects the tax effect relating to the interest expense reduction utilizing a blended tax rate of 37.6% and a corresponding adjustment to establish a valuation allowance related to the deferred tax effect of this adjustment.
Pro Forma Financial Statements — September 30, 2007
5.	Reflects the elimination of the revenues, expenses and income tax effect for the fiscal year ended September 30, 2007 providing Pro Forma Information as if the effects of the sale had transpired at October 1, 2006.

6.	Reflects the utilization of the cash proceeds of $3,400,000 to pay down the revolving line of credit as of October 1, 2006 resulting in a decrease in interest expense of $274,720 for the year ended September 30, 2007. The interest savings were calculated utilizing the historical average revolving line of credit rate for the fiscal year ended September 30, 2007 of 8.08%.

7.	Reflects the tax effect relating to the interest expense reduction utilizing a blended tax rate of 37.6 % and a corresponding adjustment to establish a valuation allowance related to the deferred tax effect of this adjustment.